UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): April 4, 2008
R.H. Donnelley Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-07155 (Commission File Number)	13-2740040 (IRS Employer Identification No.)

1001 Winstead Drive Cary, NC (Address of principal executive offices)	Registrant’s telephone number, including area code: (919) 297-1600	27513 (Zip Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events
     On April 4, 2008, R.H. Donnelley Corporation (the “Company”) filed a Notice of Annual Meeting of Stockholders and Preliminary Proxy Statement with respect to its annual meeting of stockholders (the “Proxy Statement”), which contains, among other things, a proposal to be submitted to the Company’s stockholders regarding an exchange program for certain outstanding option and stock appreciation rights (the “Exchange Program”). In addition, on such date the Company provided an Employee Questions & Answers Information Sheet regarding the Exchange Program to certain of its employees (“Employee Q&A”).
Tender offer statement
This Current Report on Form 8-K is for informational purposes only and is not an offer to buy, or the solicitation of any offer to sell, any securities. The full details of any tender offer, including complete instructions on how to tender will be included in the Schedule TO and related materials, which would be mailed to holders of options and SARs promptly following commencement of the offer. The commencement of such tender offer is conditioned upon the approval by the stockholders of the Company of the Exchange Program proposal at the annual meeting. Holders of options and SARs should read carefully such materials when they are available because they will contain important information. Holders of options and SARs may obtain free copies, when available, of such materials that will be filed by the Company with the Securities and Exchange Commission at the Commission’s website at www.sec.gov. When available, holders of options and SARs also may obtain a copy of these documents, free of charge, from the Company.
Additional Information and Where to Find It
This Current Report on Form 8-K has been prepared by R.H. Donnelley Corporation. Persons who are eligible to vote at our annual meeting should read the definitive proxy statement carefully when it becomes available because it will contain important information. The Company will file the definitive proxy statement with the Securities and Exchange Commission and the Company’s stockholders and holders of options and SARs will be able to obtain these written materials and other documents filed by the Company with the Securities and Exchange Commission free of charge from the Securities and Exchange Commission’s website at www.sec.gov. In addition, when available, such written materials and other documents so filed may be obtained free of charge from the Company.
Participants in Solicitation
Certain of the directors of the Company and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed Exchange Program. Information regarding certain of the Company’s directors is available in the preliminary proxy statement filed with the SEC by the Company on April 4, 2008. Copies of this document can be obtained, without charge, by directing a request to the Company. Management (but not the non-employee directors) has an interest in the Exchange Program proposal since they are eligible participants under the Exchange Program. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the definitive proxy statement and other relevant materials to be filed with the SEC when they become available.

Item 9.01	Financial Statements and Exhibits
     (d) Exhibits
     The following exhibits are filed with this report:

Exhibit
No.	Exhibit Description

99.1
Preliminary Proxy Statement for 2008 Annual Stockholders Meeting (filed with the Securities and Exchange Commission on April 4, 2008 and incorporated herein by reference to the preliminary Schedule 14A, Commission file No. 001-07155).

99.2	Employee Questions & Answers Information Sheet regarding the Exchange Program, dated April 4, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

R.H. Donnelley Corporation
Date: April 4, 2008	By:	/s/ Robert J. Bush
		Name:	Robert J. Bush
		Title:	Senior Vice President, General Counsel & Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1
Preliminary Proxy Statement for 2008 Annual Stockholders Meeting (filed with the Securities and Exchange Commission on April 4, 2008 and incorporated herein by reference to the preliminary Schedule 14A, Commission file No. 001-07155).

99.2	Employee Questions & Answers Information Sheet regarding the Exchange Program, dated April 4, 2008.